Trade and other receivables	12 Months Ended
Dec. 31, 2024
Trade and other receivables
Trade and other receivables

14Trade and other receivables

	December 31,	December 31,
	2024	2023
	£ 000	£ 000
R&D tax relief receivable	8,686	16,416
Government grants and VAT receivable	4,349	4,060
Prepayments	4,576	5,062
Other receivables	634	875
Amounts due from related party	52	—
	18,297	26,413

Included within R&D tax relief receivable £8,686 thousand claimed under the HMRC RDEC scheme (2023: £578 thousand) and £nil for R&D tax relief claimed under the HMRC SME Scheme (2023: £15,838 thousand). Expected credit losses were not significant in 2024 or 2023. The Group's exposure to credit and market risks, including impairments and allowances for credit losses, relating to trade and other receivables is disclosed in note 25 Financial risk management and impairment of financial assets.